UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 31, 2007


                        Gladstone Investment Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     814-00704                 83-0423116
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

   1521 Westbranch Drive, Suite 200
           McLean, Virginia                                         22102
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (703) 287-5800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 31, 2007, Gladstone Investment Corporation issued a press release announcing its financial results for the fiscal year ended March 31, 2007. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable

     (d)  Exhibits

     Exhibit No.                Description
     -----------                -----------
     Exhibit 99.1               Press release dated May 31, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Gladstone Investment Corporation
                                                        (Registrant)
May 31, 2007                                         By:/s/ Harry Brill
                                                     ------------------
                                          (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

99.1                            Press release dated May 31, 2007